UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2023

BOWLERO CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40142	98-1632024

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7313 Bell Creek Road

Mechanicsville, Virginia 23111

(Address of principal executive offices and zip code)

(804) 417-2000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001	BOWL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 13, 2023, Bowlero Corp. (the “Company”) entered into a Ninth Amendment (the “Ninth Amendment”) to the First Lien Credit Agreement, dated as of July 3, 2017, by and among the Company, Kingpin Intermediate Holdings LLC, a direct subsidiary of the Company, as borrower, the other guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto (as amended, restated, amended and restated, supplemented or otherwise modified and in effect prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by the Ninth Amendment, the “Amended Credit Agreement”). Capitalized terms not defined herein are as defined in the Amended Credit Agreement.

The Ninth Amendment provides for (i) $250 million of incremental term loans (the “Incremental Term Loans”) and (ii) a $35 million increase of the total revolving commitments under the Existing Credit Agreement to an aggregate amount of $235 million. The Incremental Term Loans have the same terms as the existing terms loans under the Existing Credit Agreement, including amortization rate, interest rate and maturity date. Proceeds of the Incremental Term Loans will be used for general corporate purposes (which may include acquisitions).

The description above is a summary and is qualified in its entirety by the full text of the Ninth Amendment and the Amended Credit Agreement, which are filed as Exhibit 10.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Ninth Amendment, dated June 13, 2023, to the First Lien Credit Agreement, dated as of July 3, 2017, by and among Bowlero Corp., Kingpin Intermediate Holdings LLC, as borrower, the other guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders from time to time party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWLERO CORP.
Date: June 13, 2023	By:	/s/ Robert M. Lavan
	Name:	Robert M. Lavan
	Title:	Chief Financial Officer